Equity Investments	12 Months Ended
Dec. 31, 2011
Equity Investments

8. Equity Investments

We own a 50% interest in Coal Handling Solutions LLC, a joint venture formed to own and operate end-user coal handling facilities. We own a 25% member interest in Thunder Creek Gas Services LLC, a joint venture that gathers and transports coalbed methane gas in Wyoming’s Powder River Basin. We also own a 50% member interest in Crosspoint Pipeline LLC, a joint venture that gathers residue gas from our Crossroads Plant and transports it to market. In September 2011, we entered into a joint venture where we own a 51% member interest to construct and operate a pipeline system to supply fresh water to natural gas producers drilling in the Marcellus Shale in Pennsylvania, Aqua — PVR Water Services LLC (“Aqua — PVR”). Even though there is a presumption of a controlling financial interest in this joint venture (ownership of 51%), our partner in the joint venture has substantive participating rights that preclude us from controlling the joint venture. Therefore, it is accounted for as an equity investment. As of December 31, 2011 our contribution to the Aqua — PVR joint venture was $5.3 million.

We account for these investments under the equity method of accounting. As of December 31, 2011 and 2010, our equity investment totaled $81.2 million and $84.3 million, which exceeded our portion of the underlying equity in net assets by $14.0 million and $16.0 million. The difference is being amortized to equity earnings over the estimated life of the intangible assets at the time of the acquisition. The intangible assets relate to contracts and customer relationships acquired, which are estimated to be from 12 years to 15 years.

In accordance with the equity method of accounting, we recognized equity earnings of $5.5 million in 2011, $8.7 million in 2010 and $7.3 million in 2009, with a corresponding increase in the investment. The joint ventures generally pay quarterly distributions on their cash flow. We received distributions of $14.0 million in 2011, $12.0 million in 2010 and $4.7 million in 2009. Equity earnings related to our joint venture interests are recorded in other revenues on the Consolidated Statements of Income. The equity investments for all joint ventures are included in the equity investments caption on the Consolidated Balance Sheets.

Financial statements from our investees are not sufficiently timely for us to apply the equity method currently. Therefore, we record our share of earnings or losses of an investee form the most recent available financial statements, a one month lag. This lag in reporting is consistent from period to period.

Summarized financial information of unconsolidated equity investments is as follows for the periods presented:

	November 30, 2011	November 30, 2010
Current assets	$22,171	$42,297
Noncurrent assets	$217,803	$204,620
Current liabilities	$12,736	$8,187
Noncurrent liabilities	$2,571	$5,108

	Twelve Months Ended November 30,
	2011	2010
Revenues	$58,190	$69,893
Expenses	$35,767	$33,528
Net income	$22,423	$36,365